UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

April 29, 2020

Date of report (date of earliest event reported)

RocketFuel Blockchain, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	Commission File No. 033-17773-NY	90-1188745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565, Las Vegas, NV, 89103
(Address of Principal Executive Offices)

(424) 256-8560
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2020, RocketFuel Blockchain, Inc. (the “Company”) entered into a subscription agreement with Investorlisten ApS, a private investor located in Denmark, for the purchase of 478,750 shares of the Company’s common stock, at a purchase price of $1.00 per share, resulting in cash proceeds of $478,750. This transaction was a part of a private placement of 500,000 shares of common stock. On January 9, 2020, as reported in the Company’s Quartely Report on Form 10-Q for the quarter ended December 31, 2019, the Company sold 10,000 shares of its common stock to a private investor, resulting in cash proceeds of $10,000. On February 13, 2020, the Company sold 11,250 shares of its common stock to a private investor, resulting in cash proceeds of $11,250. The Company has paid to an investment consultant in Denmark a placement fee of $50,000 in connection with these transactions.

On May 1, 2020, the Company issued a warrant to purchase 1,500,000 shares of Common Stock at $1.00 per share to Investorlisten ApS. The warrant expires on April 30, 2021. The Company also agreed that upon the full and timely exercise of this warrant, it would issue a second warrant to Investorlisten ApS for an additional 1,500,000 shares of common stock at a purchase price of $1.50 per share; this second warrant will have a term of 12 months from the date of issue.

All of these transactions were exempt from registration under the Securities Act of 1933 pursuant to Regulation S thereunder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

10.1	Subscription Agreement, dated April 29, 2020, between the Company and Investorlisten ApS.
10.2	Warrant Agreement, dated May 1, 2020, between the Company and Investorlisten ApS.
10.3	Agreement with Investorlisten ApS.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 5, 2020	RocketFuel Blockchain, Inc.

	By:	/s/ Bennett J. Yankowitz
Bennett J. Yankowitz
Chief Financial Officer